ANALYST & INVESTOR DAY 2022 1. Teleflex Analyst & Investor Day 2022 Exhibit 99.2

ANALYST & INVESTOR DAY 2022 2. Welcome to Teleflex Analyst & Investor Day Lawrence Keusch, Vice President, Investor Relations & Strategy Development P. 3 Section 1: A Foundation for Durable Growth Delivering Long-Term Durable Growth Liam Kelly, Chairman, President & CEO P. 6 Corporate Social Responsibility Karen Boylan, Corporate Vice President, Strategic Projects P. 31 Commercial Excellence to Drive Long-Term Durable Growth Jay White, Corporate Vice President & President, Global Commercial P. 45 Empowering Long-Term Durable Growth: Global Supply Chain James Winters, Corporate Vice President, Manufacturing & Supply Chain P. 70 Section 2: Deep Dive - Select Growth Drivers Clinical Panel Overview Michelle Fox, Corporate Vice President & Chief Medical Officer P. 87 Interventional Urology Clinical Panel Kevin Hardage, President & General Manager, Interventional Urology  P. 91 Interventional Clinical Panel Scott Holstine, President & General Manager, Interventional P. 94 Section 3: 2023-2025 Financial Objectives Financial Overview & Presentation of the 3-Year LRP Thomas Powell, Executive Vice President & Chief Financial Officer P. 97 Contents

Welcome to Teleflex Analyst & Investor Day 2022 LAWRENCE KEUSCH | VICE PRESIDENT, INVESTOR RELATIONS & STRATEGY DEVELOPMENT | MAY 20, 2022 ANALYST & INVESTOR DAY 2022

ANALYST & INVESTOR DAY 2022 4. Forward-Looking Statements Statements included in the following presentation, other than statements of historical fact, are “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “will,” “would,” “should,” “guidance,” “potential,” “continue,” “project,” “forecast,” “confident,” “prospects,” “goals,” “objectives” and similar expressions typically are used to identify forward-looking statements. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about our business and the industry and markets in which we operate. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions which are difficult to predict. These risks and uncertainties are addressed in our SEC filings, including our most recent Form 10-K. You should carefully read the factors described in the “Risk Factors” section of the Form 10-K for a description of certain risks that could, among other things, cause our actual results to differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them does, what impact they will have on our results of operation and financial condition. You should not place undue reliance on forward-looking statements. Such statements speak only as to the date on which they are made, and we undertake no obligation to update or revise any forward-looking statement, regardless of future developments or availability of new information, except as may be required by law.

Agenda

10:00 a.m.	**Welcome to Teleflex Analyst & Investor Day**	Lawrence Keusch, Vice President, Investor Relations & Strategy Development
Section 1: A Foundation for Durable Growth		
10:05 a.m.	**Delivering Long-Term Durable Growth**	Liam Kelly, Chairman, President & CEO
	Corporate Social Responsibility	Karen Boylan, Corporate Vice President, Strategic Projects
	Commercial Excellence to Drive Long-Term Durable Growth	Jay White, Corporate Vice President & President, Global Commercial
	Empowering Long-Term Durable Growth: Global Supply Chain	James Winters, Corporate Vice President, Manufacturing & Supply Chain
	A Foundation for Durable Growth - Question & Answer Session	Liam Kelly, Karen Boylan, Lawrence Keusch, Jay White, James Winters,
11:40 a.m.	Break	
Section 2: Deep Dive - Select Growth Drivers		
11:55 a.m.	**Clinical Panel Overview**	Michelle Fox, Corporate Vice President & Chief Medical Officer
	Interventional Urology Clinical Panel	Kevin Hardage, President & General Manager, Interventional Urology
	Interventional Urology Clinical Panel - Question & Answer Session	Michelle Fox, Dr. Gregg Eure, Dr. Matt Ashley, Kevin Hardage
	Interventional Clinical Panel	Scott Holstine, President & General Manager, Interventional
	Interventional Clinical Panel - Question & Answer Session	Michelle Fox, Dr. Matthew Summers, Dr. Chris Buller, Scott Holstine
12:55 p.m.	Break	
Section 3: 2023-2025 Financial Objectives		
1:05 p.m.	**Financial Overview & Presentation of the 3-Year LRP**	Thomas Powell, Executive Vice President & Chief Financial Officer
	2023-2025 Financial Objectives - Question & Answer Session	Liam Kelly, Thomas Powell, Lawrence Keusch
	CEO's Closing Remarks	Liam Kelly, Chairman, President & CEO
1:35 p.m.	**Breakout Session & Lunch**	Teleflex Executives and Business Unit Leadership

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ANALYST & INVESTOR DAY 2022

Teleflex®

Building a Global Powerhouse in Emergency Medicine KEVIN ROBINSON | PRESIDENT & GENERAL MANAGER | MAY 20, 2022 ANALYST & INVESTOR DAY 2022 Delivering L ng-Term Durable Growth LIAM KELLY | CHAIRMAN, PRESIDENT & CEO | M Y 20, 2022 Return to contents

ANALYST & INVESTOR DAY 2022 7. 01. Building on Our Foundation 02. Strategic Drivers for Growth 03. Key Takeaways

ANALYST & INVESTOR DAY 2022 8. 01. Building on Our Foundation

ANALYST & INVESTOR DAY 2022 9. $2.8 billion in revenue Industry leading brands 23,000+ products* 120,000+ customers 14,000+ employees globally We are a Strong Company 01. Building on Our Foundation * Number of products calculated based on the number of stock keeping units offered by the company. Note: Data presented on this slide is as of December 31, 2021.

ANALYST & INVESTOR DAY 2022 10. Our Industry Leading Brands 01. Building on Our Foundation

ANALYST & INVESTOR DAY 2022 11. We Prioritize Long-Term Growth ~85% revenue growth* 13.3% Adj. EPS CAGR* ~560 % total shareholder return* 80+ strategic acquisitions* 01. Building on Our Foundation * From 2011-2021 Note: See appendices for reconciliations of non-GAAP financial information.

ANALYST & INVESTOR DAY 2022 12. Our Products Make a Difference Every Day 24,000 In over 24,000 surgical procedures in the United States 2,000 By Interventional Cardiologists, Radiologists, and Vascular Surgeons in over 2,000 patients who require vascular intervention 8,000 To care for more than 8,000 patients in the Intensive Care Unit from neonates to adults 4,400 By emergency responders to treat 4,400 patients in the field, including more than 900 cardiac arrests 200 To treat nearly 200 men with benign prostytic hyperplasia (BPH) 3,500 By Interventional Cardiologists to treat over 3,500 Intervetional Cardiology procedures 01. Building on Our Foundation Note: Statistics included in the graphic above were calculated based on 2020 sales data, and management assumptions and estimates

ANALYST & INVESTOR DAY 2022 13. We Add Value Across Key Clinical Areas Comprehensive Vascular Access Specialty and Complex Catheters, Large Bore Femoral Arterial Access Site Closure Manual Clip Ligation and Surgical Instruments MIS treatment for BPH Emergency Medicine 01. Building on Our Foundation

ANALYST & INVESTOR DAY 2022 14. Our Global Supply Chain is Best-In-Class 01. Building on Our Foundation 21 distribution centers 1,500+ suppliers ~9,0001 employees ~ 2M Sq. ft. manufacturing space ~$1B in spend Note: 1. Global supply chain employees, including support staff

ANALYST & INVESTOR DAY 2022 15. We Put the Customer First 01. Building on Our Foundation

ANALYST & INVESTOR DAY 2022 16. 02. Strategic Drivers for Growth

ANALYST & INVESTOR DAY 2022 17. 02. Strategic Drivers for Growth Teleflex Strategy 2023 – 2025: Deliver Long-Term Durable Growth 1. Drive sustainable revenue growth 2. Achieve margin and earnings expansion 3. Optimize our product portfolio 4. Advance corporate social responsibility and an inclusive culture

ANALYST & INVESTOR DAY 2022 18. 02. Strategic Drivers for Growth 1. Drive sustainable revenue growth 2. Achieve margin and earnings expansion 3. Optimize our product portfolio 4. Advance corporate social responsibility and an inclusive culture Teleflex Strategy 2023 – 2025: Deliver Long-Term Durable Growth

02. Strategic Drivers for Growth

Drive Sustainable Revenue Growth

Balanced Portfolio with Multiple Market-Leading, High Growth Franchises

~25%[1]

High Growth Portfolio

The UroLift® System, Hemostatic Products, Arrow® EZ-IO® Intraosseous Vascular Access System, PICC Portfolio, Arrow® OnControl® Powered Bone Access System, MANTA® Vascular Closure Device

~63%[1]

Durable Core

Vascular Access, Surgical, OEM business

~12%[1]

Other[2]

Notes: 1. As a percentage of 2021 revenue.
2. Includes revenues generated from the Company's respiratory and urology products (other than interventional urology products), and products sold to Medline pursuant to the manufacturing and supply transition agreement executed in June of 2021.

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Teleflex®

02. Strategic Drivers for Growth

High Growth Portfolio Early Penetration of Global Addressable Market Opportunity

High Growth Portfolio
~$700M in 2021 Revenue

5% Penetration of Global Addressable Market[1]

- The UroLift® System: $12B+
- Hemostatic Products: ~$600M
- Arrow® EZ-IO® Intraosseous Vascular Access System: ~$500M
- PICC Portfolio: $400M-$500M
- Arrow® OnControl® Powered Bone Access System: ~$200M
- MANTA® Vascular Closure Device: $200M-$300M

Note: 1. Calculated using 2021 revenue as a percentage of total global addressable market for the High Growth portfolio of products.

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Teleflex®

ANALYST & INVESTOR DAY 2022 21. 02. Strategic Drivers for Growth 1. Drive sustainable revenue growth 2. Achieve margin and earnings expansion 3. Optimize our product portfolio 4. Advance corporate social responsibility and an inclusive culture Teleflex Strategy 2023 – 2025: Deliver Long-Term Durable Growth

ANALYST & INVESTOR DAY 2022 22. 02. Strategic Drivers for Growth Portfolio Mix High Growth portfolio will continue to drive margin expansion. UroLift 2, MANTA, hemostatic products, intraosseous, and PICCs Distributor to Direct Conversions Execute on our acquisition strategy, and reload on our opportunities to convert to direct sales Restructuring Activities Expect to deliver $24-$28M1 in pre-tax savings for 2023-2025 Achieve Margin and Earnings Expansion 1. Company data on file.

ANALYST & INVESTOR DAY 2022 23. 02. Strategic Drivers for Growth 1. Drive sustainable revenue growth 2. Achieve margin and earnings expansion 3. Optimize our product portfolio 4. Advance corporate social responsibility and an inclusive culture Teleflex Strategy 2023 – 2025: Deliver Long-Term Durable Growth

ANALYST & INVESTOR DAY 2022 24. 02. Strategic Drivers for Growth Strategic M&A and Divestitures Optimize our Product Portfolio New Product Introductions

ANALYST & INVESTOR DAY 2022 25. Continued M&A Execution Note: 1. From January 2011 to December 2021. Select Transactions Z-Medica 2020 Essential Medical 2018 HPC MEDICAL High Performance Conductors 2020 NeoTract 2017 Mini-Lap Technologies 2014 Vidacare 2013 Vascular Solutions 2017 80 deals closed1 $4.4B1 transaction value

ANALYST & INVESTOR DAY 2022 26. 02. Strategic Drivers for Growth 1. Drive sustainable revenue growth 2. Achieve margin and earnings expansion 3. Optimize our product portfolio 4. Advance corporate social responsibility and an inclusive culture Teleflex Strategy 2023 – 2025: Deliver Long-Term Durable Growth

ANALYST & INVESTOR DAY 2022 27. 02. Strategic Drivers for Growth Advance Corporate Social Responsibility and an Inclusive Culture Pillar I: Principles of Ethics & Governance Pillar II: Planet & Environment Pillar III: People Pillar IV: Prosperity & Sustainable Healthcare • Corporate Governance • Compliance, Integrity & Ethics • Sales & Marketing Practices • IT Security & Privacy • Emission Reduction • Product Stewardship • Responsible Consumption & Production • Waste Management • Sustainable Procurement • Logistics and Distribution • Supporting our Workforce • Talent Management & Benefits • Diversity, Equity & Inclusion • Employee Recognition • Employee Health & Safety • Medical Education • Clinical Research • Philanthropy • Community Engagement • Research, Development & Innovation • Product Safety & Quality • Healthcare Access & Equity • Product Stewardship

ANALYST & INVESTOR DAY 2022 28. 03. Key Takeaways

ANALYST & INVESTOR DAY 2022 29. 03. Key Takeaways Teleflex Strategy 2023 – 2025: Deliver Long-Term Durable Growth 1. Drive sustainable revenue growth 2. Achieve margin and earnings expansion 3. Optimize our product portfolio 4. Advance corporate social responsibility and an inclusive culture

ANALYST & INVESTOR DAY 2022 30. Thank You

Building a Global Powerhouse in Emergency Medicine KEVIN ROBINSON | PRESIDENT & GENERAL MANAGER | MAY 20, 2022 ANALYST & INVESTOR DAY 2022 Corporate Social Responsibility AREN BOYLAN | CO PORATE VICE PRESIDENT, STRATEGIC PROJECTS | MAY 20, 2022 Return to contents

ANALYST & INVESTOR DAY 2022 32. 01. Strategic Overview 02. CSR Pillars 03. Key Takeaways

ANALYST & INVESTOR DAY 2022 33. 01. Strategic Overview

ANALYST & INVESTOR DAY 2022 34. Teleflex Strategy 2023 – 2025: Deliver Long-Term Durable Growth 1. Drive sustainable revenue growth 2. Achieve margin and earnings expansion 3. Optimize our product portfolio 4. Advance corporate social responsibility and an inclusive culture 01. Strategic Overview

ANALYST & INVESTOR DAY 2022 35. 02. CSR Pillars

ANALYST & INVESTOR DAY 2022 36. CSR Pillars 02. CSR Pillars Pillar I: Principles of Ethics & Governance Pillar II: Planet & Environment Pillar III: People Pillar IV: Prosperity & Sustainable Healthcare • Corporate Governance • Compliance, Integrity & Ethics • Sales & Marketing Practices • IT Security & Privacy • Emission Reduction • Product Stewardship • Responsible Consumption & Production • Waste Management • Sustainable Procurement • Logistics and Distribution • Supporting our Workforce • Talent Management & Benefits • Diversity, Equity & Inclusion • Employee Recognition • Employee Health & Safety • Medical Education • Clinical Research • Philanthropy • Community Engagement • Research, Development & Innovation • Product Safety & Quality • Healthcare Access & Equity • Product Stewardship

ANALYST & INVESTOR DAY 2022 37. Ethics & Governance 02. CSR Pillars Increase Board Diversity • 33% of directors are women Global Compliance Program • Integrity Code, Code of Ethics and Anti-Corruption policies • Focused training Enterprise Risk Assessment • Online form for enhanced analytics

ANALYST & INVESTOR DAY 2022 38. 2021–2023 Global Operations Goals • 10 % Reduction in Purchased Energy • 10 % Reduction in Waste to Landfill Key Initiatives: • Solar Panels Projects at some global operations sites in Mexico, Malaysia and India • New Software to track consumption and output • New Sustainability Expert to help develop and execute strategy Planet & Environment 02. CSR Pillars

ANALYST & INVESTOR DAY 2022 39. People Continued COVID-19 Protocals • Global & Local Crisis Management Teams • Increased online employee training and development opportunities Cultivate Diversity, Equity & Inclusion • Established global and regional DEI councils • Expanded Inclusive leadership training • Expanded Employee Resource Groups • Named to Forbes Best Employers for Diversity 2022 list 02. CSR Pillars

ANALYST & INVESTOR DAY 2022 40. Product Training & Education Through in-person and online training, reached 130,000 HCPs in 2021 Teleflex Led Clinical Research UroLift® System Arrowg+ard Blue Advance™ PICCs Interventional CTO PCI Procedures Key Initiatives Expand Education and Research Grants Address Health Equity JOIN Community Engagement Teleflex Foundation Prosperity & Sustainable Healthcare 02. CSR Pillars

ANALYST & INVESTOR DAY 2022 41. 02. CSR Pillars Our Core Values Entrepreneurial Spirit • Be creative, take risks, and show initiative • Initiate change and innovation • Take ownership and be accountable Build Trust • Be sincere and authentic • Inform, ask, and listen • Be supportive and reliable Make It Fun • Be collaborative and friendly • Show appreciation • Make your work place a better place People • People at the center of all we do • People drive innovation and success • People make us who we are

ANALYST & INVESTOR DAY 2022 42. 03. Key Takeaways

ANALYST & INVESTOR DAY 2022 43. Key Takeaways • CSR roadmap outlines our environmental, governance and community targets • Our 2021 Global Impact Report will publish in Q3, 2022 • Our CSR program will help us attract and retain top talent 03. Key Takeaways

ANALYST & INVESTOR DAY 2022 44. Thank You

Building a Global Powerhouse in Emergency Medicine KEVIN ROBINSON | PRESIDENT & GENERAL MANAGER | MAY 20, 2022 ANALYST & INVESTOR DAY 2022 Commercial’s Role in D livering Long-Term Durabl Growth JAY WHITE | C RPORATE VICE PRESID NT & PRESID NT, GLOBAL COMMERCIAL | MAY 20, 2022 Return to contents

ANALYST & INVESTOR DAY 2022 46. 01. Commercial’s Role in Driving Long-Term Durable Growth 02. Commercial’s Targeted Growth Opportunities 03. Key Takeaways

ANALYST & INVESTOR DAY 2022 47. 01. Commercial’s Role in Driving Long-term Durable Growth

ANALYST & INVESTOR DAY 2022 48. Teleflex Strategy 2023 – 2025: Deliver long-term durable growth 01. Commercial’s Role in Driving Long-Term Durable Growth 1. Drive sustainable revenue growth 2. Achieve margin and earnings expansion 3. Optimize our Product Portfolio 4. Advance corporate social responsibility and an inclusive culture

ANALYST & INVESTOR DAY 2022 49. 02. Commercial’s Targeted Growth Opportunities

ANALYST & INVESTOR DAY 2022 50. Building Durable Growth 02. Commercial’s Targeted Growth Opportunities Note: Dark blue bars show total Teleflex revenue and percentages included above those show year-over-year growth rates. 2017 2018 2019 2020 7.0% CAGR 2017-2021 2021 14.9% 14.1% 6.0% (2.2%) 10.7% $ 2,146.3 M $ 2,448.4 M $ 2,595.4 M $ 2,537.2 M $ 2,809.6 M

ANALYST & INVESTOR DAY 2022 51. 02. Commercial’s Targeted Growth Opportunities Three Key Growth Opportunities Drive market leading durable growth through a focused approach 1. Globalization in Key Markets 2. Optimize our Product Portfolio 3. Expand Market Share with High Growth Franchises

ANALYST & INVESTOR DAY 2022 52. 02. Commercial’s Targeted Growth Opportunities Three Key Growth Opportunities Drive market leading durable growth through a focused approach 1. Globalization in Key Markets 2. Optimize our Product Portfolio 3. Expand Market Share with High Growth Franchises

ANALYST & INVESTOR DAY 2022 53. 02. Commercial’s Targeted Growth Opportunities Globalization in Key Markets | The Opportunity Americas EMEA Asia OEM 2021 Total Revenue by Segment 9% 10% 22% 59%$ 1,659 M $ 607 M $ 298 M $ 246 M

ANALYST & INVESTOR DAY 2022 54. 02. Commercial’s Targeted Growth Opportunities 3 1 2 Globalization in Key Markets | Areas of Focus Focused Approach to Accelerate Growth Strengthen Sales Channel in Key Growth Markets Enhance Customer Experience

ANALYST & INVESTOR DAY 2022 55. 02. Commercial’s Targeted Growth Opportunities Three Key Growth Opportunities Drive market leading durable growth through a focused approach 1. Globalization in Key Markets 2. Optimize our Product Portfolio 3. Expand Market Share with High Growth Franchises

ANALYST & INVESTOR DAY 2022 56. 02. Commercial’s Targeted Growth Opportunities Optimizing our Product Portfolio | Areas of Focus Strategic M&A and Divestitures New Product Introductions

ANALYST & INVESTOR DAY 2022 57. 02. Commercial’s Targeted Growth Opportunities New Product Highlights | Interventional Urology UroLift® 2 System UroLift ATC® Advanced Tissue Control System

ANALYST & INVESTOR DAY 2022 58. 02. Commercial’s Targeted Growth Opportunities Note: GuideLiner® Coast, Ringer® and Wattson® are not approved for sale or distribution. Ringer®GuideLiner® Coast Wattson® New Product Highlights | Interventional

02. Commercial's Targeted Growth Opportunities

New Product Highlights | Vascular Access



Arrow® ErgoPack® Complete CVC System



Arrowg+ard Blue Advance® Midline



Arrow® VPS Rhythm® DLX with TipTracker™ Technology

59.

Note: Arrow® VPS Rhythm® DLX with TipTracker™ Technology is not approved for sale or distribution.

ANALYST & INVESTOR DAY 2022

Teleflex®

ANALYST & INVESTOR DAY 2022 60. 02. Commercial’s Targeted Growth Opportunities Three Key Growth Opportunities Drive market leading durable growth through a focused approach 1. Globalization in Key Markets 2. Optimize our Product Portfolio 3. Expand Market Share with High Growth Franchises

02. Commercial's Targeted Growth Opportunities

Significant Global UroLift® Market Opportunity


$12B+
$6B
$6B+
U.S.
Non-U.S.

UroLift Geographic Expansion

- Brazil
- China
- France
- Germany
- India
- Italy
- Japan
- Spain
- Taiwan

Note: Global includes key countries such as Brazil, China, Germany, France, India, Italy, Japan, Spain, Taiwan
Source: Teleflex internal market estimates

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Teleflex®

02. Commercial's Targeted Growth Opportunities

Extensive Clinical Evidence Supports UroLift® System

"The outcomes from the numerous studies are consistent, demonstrating rapid relief within two weeks and sustained improvement in symptoms, quality of life and urinary flow."
-Claus Roehrborn, M.D.

2 randomized, controlled clinical trials (RCT)[1,2,3]

Long-term, **5-year data**[1]

+12,000 patients studied[4]

350,000* patients treated across 4 continents

145+ peer-reviewed clinical publications[3]

THE JOURNAL of UROLOGY · UROLOGY · EUROPEAN UROLOGY · BJUI · THE JOURNAL OF SEXUAL MEDICINE · CJU

Claus Roehrborn, MD, is a paid consultant of NeoTract I Teleflex.
*Management estimate based on product sales as of April 2022. Data on file at Teleflex Interventional Urology.
1. Roehrborn, J Urology 2013 L.I.F.T. Study
2. Roerborn et al Can J Urol 2017
3. Sonksen et al. Eur Urol 2015; Barber N. AUA2015 4. For referenced publications, please go to: https://f.hubspotusercontent30.net/hubfs/2618738/docs/Lit%20Search%20

MAC02245-01 Rev A

62.

ANALYST & INVESTOR DAY 2022

Teleflex®

ANALYST & INVESTOR DAY 2022 63. Expand Market Share with High Growth Franchises Interventional MANTA® Vascular Closure Device Arrow® OnControl®  Powered Bone Access System 02. Commercial’s Targeted Growth Opportunities

ANALYST & INVESTOR DAY 2022 64. Expand Market Share with High Growth Franchises Anesthesia Arrow® EZ-IO® Intraosseous Vascular Access System QuikClot® Hemostatic Products 02. Commercial’s Targeted Growth Opportunities

ANALYST & INVESTOR DAY 2022 65. Expand Market Share with High Growth Franchises Vascular Access Arrow® VPS Rhythm® DLX with TipTracker™ Technology 02. Commercial’s Targeted Growth Opportunities Arrowg+ard Blue Advance® PICC Note: Arrow® VPS Rhythm® DLX with TipTracker™ Technology is not approved for sale or distribution.

ANALYST & INVESTOR DAY 2022 66. GuideLiner®Arrowg+Blue Plus® CVC Turnpike® Hem-o-lok®IAB® 02. Commercial’s Targeted Growth Opportunities Durable Core Products

ANALYST & INVESTOR DAY 2022 67. 03. Key Takeaways

ANALYST & INVESTOR DAY 2022 68. Drive Market Leading Durable Growth Through Focused Approach 03. Key Takeaways • We can deliver durable and sustainable growth • We have multiple regions, sites of services and products to drive our strategy • We will execute against three growth opportunities • Globalization in Key Markets • Optimize our Product Portfolio • Expand Market Share with High Growth Franchises

ANALYST & INVESTOR DAY 2022 69. Thank You

Building a Global Powerhouse in Emergency Medicine KEVIN ROBINSON | PRESIDENT & GENERAL MANAGER | MAY 20, 2022 ANALYST & INVESTOR DAY 2022 Empowering Long-Term Durable Growth Global Supply Chai JAMES WINTERS | CO PORATE VICE PRESIDENT, MANUFACTURING & SUPPLY CHAIN | MAY 20, 2022 Teleflex Site, Kulim Return to contents

ANALYST & INVESTOR DAY 2022 71. 01. Global Supply Chain Footprint 02. Global Supply Chain Pillars for Long-Term Durable Growth 03. Key Takeaways

ANALYST & INVESTOR DAY 2022 72. 01. Global Supply Chain Footprint

ANALYST & INVESTOR DAY 2022 73. Our Global Footprint 01. Global Supply Chain Footprint 21 distribution centers 1,500+ suppliers ~9,0001 employees ~ 2M Sq. ft. manufacturing space ~$1B in spend Note: 1. Global supply chain employees, including support staff.

ANALYST & INVESTOR DAY 2022 74. 02. Global Supply Chain Pillars for Long-Term Durable Growth

ANALYST & INVESTOR DAY 2022 75. Teleflex Strategy 2023 – 2025: Deliver Long-Term Durable Growth 1. Drive sustainable revenue growth 2. Achieve margin and earnings expansion 3. Optimize our product portfolio 4. Advance corporate social responsibility and an inclusive culture 02. Global Supply Chain Pillars for Long-Term Durable Growth

ANALYST & INVESTOR DAY 2022 76. Together we will build a best-in-class end-to-end supply chain as recognized by our customers and business partners Our Global Supply Chain Vision 02. Global Supply Chain Pillars for Long-Term Durable Growth

ANALYST & INVESTOR DAY 2022 77. Global Supply Chain Strategy 02. Global Supply Chain Pillars for Long-Term Durable Growth High Performing Leadership and Culture Position for Durable Growth Gross Margin Expansion Enterprise Excellence Relentless Focus on Product Quality Sustainability

ANALYST & INVESTOR DAY 2022 78. Position for Durable Growth Advanced Analytics Global Command Center Net Promoter Score (NA) ~15% Improvement Q4 2021 compared to Q4 2020 02. Global Supply Chain Pillars for Long-Term Durable Growth End-to-End Supply Chain Assessment >$48M invested from 2018-2021 to increase supply chain redundancy /flexibility

ANALYST & INVESTOR DAY 2022 79. 02. Global Supply Chain Pillars for Long-Term Durable Growth 1. Company data on file. Margin Expansion Goals ~80% of revenue sourced from geographies that are optimized for Teleflex’s cost structure by 2025 $24-$28M1 in savings from existing restructuring programs between 2023-2025 • $125M delivered by year end 2021 1,000+ headcount transferred $100M capital investment

ANALYST & INVESTOR DAY 2022 80. Enterprise Excellence Cost Improvement Programs exceeded inflation 2018–2021 2018 CIPs Inflation2019 2020 2021 Cost Improvement Programs CIPs vs Inflation 2018–2021 Customers Employees Management Leader Servant Leadership 02. Global Supply Chain Pillars for Long-Term Durable Growth

ANALYST & INVESTOR DAY 2022 81. Relentless Focus on Product Quality 02. Global Supply Chain Pillars for Long-Term Durable Growth 2020 vs. 2021 • 18% year-over-year declines in scrap 2018 vs. 2021 • 38% reduction in the number of field corrective actions • 55% reduction in ship holds

ANALYST & INVESTOR DAY 2022 82. Sustainability in Global Supply Chain 10 % reduction in our waste sent to landfill Operational Goals 2021 - 2023 10 % reduction in purchased energy 02. Global Supply Chain Pillars for Long-Term Durable Growth

ANALYST & INVESTOR DAY 2022 83. High Performing Leadership and Culture 02. Global Supply Chain Pillars for Long-Term Durable Growth

ANALYST & INVESTOR DAY 2022 84. 03. Key Takeaways

ANALYST & INVESTOR DAY 2022 85. 03. Key Takeaways Enable Long-Term Durable Growth • Supply chain resilience and flexibility • $24-$28M1 in expected incremental cost savings from existing restructuring programs between 2023-2025 • Maintain the highest standards for product quality • Leverage Enterprise Excellence to mitigate inflation • Fulfill our commitment to corporate social responsibility 1. Company data on file.

ANALYST & INVESTOR DAY 2022 86. Thank You

Building a Global Powerhouse in Emergency Medicine KEVIN ROBINSON | PRESIDENT & GENERAL MANAGER | MAY 20, 2022 ANALYST & INVESTOR DAY 2022 Clinical Panel Overview MICHELLE FOX | CORPORATE VICE PR SIDENT & CHIEF MEDICAL OFFICER | MAY 20, 2022 Return to contents

ANALYST & INVESTOR DAY 2022 88. Clinical and Medical Affairs Led the Design and Implementation of Clinical Development Programs • Teleflex Academy, across 88 countries • 56,000 continuing education credits • We reached more than 130,000 healthcare professionals in 2021 • Human Factors welcomed into CMA in 2021 • Support expansion through multi-modality education • Diverse inclusion in our clinical trials

ANALYST & INVESTOR DAY 2022 89. Clinician Disclosures • Dr. Matt Ashley, Dr. Gregg R. Eure and Dr. Matthew Summers are paid to consults for Teleflex Incorporated • The opinions expressed by these clinicians are their own and do not necessarily reflect the views of Teleflex Incorporated

ANALYST & INVESTOR DAY 2022 90. Thank You

Interventional Urology Clinical Panel KEVIN HARDAGE | PRESIDENT & GENERAL MANAGER, INTERVENTIONAL UROLOGY | MAY 20, 2022 ANALYST & INVESTOR DAY 2022 Return to contents

Interventional Urology

UROLIFT 2



Innovative delivery system that reduces packaging waste and streamlines the procedure[1] with the same implant with proven outcomes.

UROLIFT ATC™

Advanced Tissue Control



Enhanced delivery device tip for treating BPH patients with challenging anatomies, including an obstructive median lobe.

UROLIFT®



The UroLift® System is supported by extensive clinical experience in controlled studies, large multi-center studies, small studies and peer-reviewed publications.

92.

Note: 1. Compared to prior generation UroLift System.

ANALYST & INVESTOR DAY 2022

Teleflex®

ANALYST & INVESTOR DAY 2022 93. Thank You

Building a Global Powerhouse in Emergency Medicine KEVIN ROBINSON | PRESIDENT & GENERAL MANAGER | MAY 20, 2022 ANALYST & INVESTOR DAY 2022 Interventional Clinical Panel SCOTT H LSTINE | PRESI E T & E ERAL A A ER, INTERVENTIONAL | MAY 20, 2022 Return to contents

Interventional Who We Are

Mechanical Circulatory Support





Arrow® AC3 Optimus® Intra-Aortic Balloon Pump



Intra-Aortic Balloon Catheters

Coronary Interventions





GuideLiner® V3 Catheter



Turnpike® Catheters

Structural Heart





MANTA® Vascular Closure Device

Peripheral Interventions





Arrow® OnControl® Powered Bone Access System

95.

ANALYST & INVESTOR DAY 2022

Teleflex®

ANALYST & INVESTOR DAY 2022 96. Thank You

Building a Global Powerhouse in Emergency Medicine KEVIN ROBINSON | PRESIDENT & GENERAL MANAGER | MAY 20, 2022 ANALYST & INVESTOR DAY 2022 Financial Overview & Pr sentation of the 3-Year LRP THOMAS POWELL EX CUTIVE VIC PRESIDENT & CHIEF FINANCIAL OFFICER | MAY 20, 2022 Return to contents

ANALYST & INVESTOR DAY 2022 98. 01. Teleflex Has Delivered For Shareholders 02. Reaffirming 2022 Financial Guidance 03. Looking Ahead – Value Creation Framework 04. Key Takeaways

ANALYST & INVESTOR DAY 2022 99. 01. Teleflex Has Delivered For Shareholders

ANALYST & INVESTOR DAY 2022 100.1. Average Annual Constant Currency Growth 2. Total return includes stock price appreciation and dividends from December 31, 2011 to December 31,2021. Note: See appendices for reconciliations of non-GAAP financial information. 01. Teleflex Has Delivered For Shareholders Teleflex has Delivered for Shareholders Improving Revenue Growth1 Transformative Adjusted Margin Expansion Robust Total Shareholder Return2 ~560% Portfolio optimization from strategic M&A and select divestitures 2012-2017 2018-2019 2011 2021 4% 6% 8% 10% 12% 8.0% Growth 4.6% M&A Contribution 4.0% M&A contribution 10.3% Growth Adjusted Gross Margin 1,180bp 900bp Adjusted Operating Margin 47.6% 19.0% 59.4% 28.0%

ANALYST & INVESTOR DAY 2022 101. 02. Reaffirming 2022 Financial Guidance

ANALYST & INVESTOR DAY 2022 102. 1. Constant currency growth includes a 1.5% headwind for the divestiture of the respiratory assets. Note: See appendices for reconciliations of non-GAAP financial information. 3 1 2 4 01. Reaffirming 2022 Financial Guidance Reaffirming 2022 Financial Guidance Constant currency revenue growth1 expected to be 4.0% to 5.5% Adjusted gross margin expected to be 59.75% to 60.25% Adjusted operating margin expected to be 27.75% to 28.25% Adjusted earnings per share expected to be $13.70 and $14.30

ANALYST & INVESTOR DAY 2022 103. 03. Looking Ahead – Value Creation Framework

ANALYST & INVESTOR DAY 2022 104. 03. Looking Ahead – Value Creation Framework 1. As of end of Q1 2022 2. Three year CAGR from 2023 to 2025, with year-end 2022 as base year. 3. Base year is 2022 year end adj. margin Note: See appendices for reconciliations of non-GAAP financial information. Disciplined capital deployment strategyStrong cash flow generationIncreasing profitabilityDurable revenue growth profile 6-7% constant currency CAGR2 250-350bp Adj. GM expansion3 200-300bp Adj. OM expansion3 At least $1.7B in Cumulative Free Cash Flow 1.7x gross leverage1 Double-digit adjusted operating income and strong adjusted EPS CAGR Teleflex Value Creation Framework: 2023 - 2025

ANALYST & INVESTOR DAY 2022 105. Outlook Assumes Outlook Does Not Assume 03. Looking Ahead – Value Creation Framework Financial Outlook Key Assumptions: 2023 - 2025 Volume growth in base business Material changes to global regulatory or macroeconomic environment New product revenue growth contributions Impact of FX fluctuations Modest pricing benefit Prospective M&A Margin expansion benefits from previously announced restructuring initiatives Euro to U.S. Dollar exchange rate assumed to be 1.12 in full year 2022 and 2025

03. Looking Ahead – Value Creation Framework

Constant Currency Revenue Growth Outlook: 2023-2025


6%-7% CAGR[1]
High growth portfolio
Durable core portfolio and Other
2021
2022
2025

Assumptions

- High growth portfolio: 14-15% CAGR[1]
- Durable core portfolio: 4-5% CAGR[1]
- Other[2]: (6-7%) CAGR[1]

1. Three year CAGR from 2023 to 2025, with year-end 2022 as base year.
2. Other includes urology, remaining respiratory products post-divestiture, and MSA revenue associated with respiratory divestiture to Medline.

Each bar represents Teleflex total revenue dollars. The light and dark blue shaded portions depict the percentage of revenue attributable to high growth and durable core/other portfolios, respectively. See appendices for reconciliation of non-GAAP financial information.

106.

ANALYST & INVESTOR DAY 2022

ANALYST & INVESTOR DAY 2022 107.Note: See Appendices for reconciliation of non-GAAP financial information. 1. Long range plan gross margin expansion, base year is 2022. 03. Looking Ahead – Value Creation Framework Adjusted Gross Margin Expansion Objectives: 2023 - 2025 2011 2022 2025 47.6% 59.75% - 60.25% 250-350 bp1

ANALYST & INVESTOR DAY 2022 108. 1. Company data on file. 03. Looking Ahead – Value Creation Framework Restructuring Plans Support Margin Expansion ~$125M 2014-2021 $24-$28M 2023-2025 $21-$23M 2022 Anticipated Pre-Tax Savings1 Pre-tax Savings1 Track record of generating non-revenue dependent margin expansion continues

ANALYST & INVESTOR DAY 2022 109. Note: See Appendices for reconciliation of non-GAAP financial information. 1. Long range plan operating margin expansion, base year is 2022. 03. Looking Ahead – Value Creation Framework Adjusted Operating Margin Expansion Objectives: 2023 - 2025 2011 2022 2025 19.0% 27.75%-28.25% 200-300 bp1

ANALYST & INVESTOR DAY 2022 110. 03. Looking Ahead – Value Creation Framework 1. $1.26 billion, rounded. Note: See appendices for reconciliation of non-GAAP financial information. Free Cash Flow Growth Objectives: 2023-2025 2019 - 2021 2023 - 2025 $1.3 billion1 At least $1.7 billion Cumulative Free Cash Flow 35%1 growth

ANALYST & INVESTOR DAY 2022 111. 03. Looking Ahead – Value Creation Framework Disciplined Capital Allocation Framework Internal Investment Strategic M&A Debt Repayment Cash to Shareholders • For high-ROI growth drivers and restructuring activities • Deployment of capital for growth and margin accretive acquisitions • Pay down debt when appropriate • Maintain dividend as primary vehicle for returning capital to shareholders

ANALYST & INVESTOR DAY 2022 112. 04. Key Takeaways

ANALYST & INVESTOR DAY 2022 113. 04. Key Takeaways 1. Three year CAGR from 2023 to 2025, with year-end 2022 as the base year. 2. Long range plan operating margin expansion, base year is 2022. Note: See appendices for reconciliations of non-GAAP financial information. Key Takeaways • 6-7% constant currency CAGR1 • Adjusted operating margin expansion of 200-300bp2 • At least $1.7 billion in free cash flow generation • Disciplined capital deployment Value Creation Framework: 2023 - 2025

ANALYST & INVESTOR DAY 2022 114. Question and Answer Session

ANALYST & INVESTOR DAY 2022 115. Appendices

ANALYST & INVESTOR DAY 2022 116. Note on Non-GAAP Financial Measures The presentation to which these appendices are attached, and the following appendices include, among other things, tables reconciling the following applicable non-GAAP financial measures to the most comparable GAAP financial measure: • Constant currency revenue growth. This measure excludes the impact of translating results of international subsidiaries at different currency exchange rates from period to period. • Adjusted gross profit and margin. These measures exclude, depending on the period presented, the impact of (i) restructuring, restructuring related and impairment items, (ii) acquisition, integration and divestiture related items, (iii) other items identified in note (C) to the reconciliation tables appearing in Appendix B and (iv) intangible amortization expense. • Adjusted operating profit and margin. These measures exclude, depending on the period presented, (i) the impact of restructuring, restructuring related and impairment items; (ii) acquisitions, integration and divestiture related items; (iii) other items identified in note (C) to the reconciliation tables appearing in Appendix C; (iv) intangible amortization expense and (v) MDR costs. • Adjusted diluted earnings per share. This measure excludes, depending on the period presented, the impact of (i) restructuring, restructuring related and impairment items; (ii) acquisition, integration and divestiture related items; (iii) other items identified in note (C) to the reconciliation table appearing in Appendix D; (iv) MDR costs; (v) amortization of the debt discount on the Company’s previously outstanding convertible notes; (vi) intangible amortization expense; (vii) loss on extinguishment of debt; and (viii) tax adjustments. In addition, the calculation of diluted shares within adjusted earnings per share for the 2017 periods gives effect to the anti-dilutive impact of the Company’s previously outstanding convertible note hedge agreements, which reduced the potential economic dilution that otherwise would have occurred upon conversion of the Company’s senior subordinated convertible notes (under GAAP, the anti-dilutive impact of the convertible note hedge agreements is not reflected in diluted shares). • Free cash flow. This measure is based upon cash flow from continuing operations, adjusted to exclude capital expenditures. Tables reconciling forecasted 2022 constant currency revenue growth, forecasted 2022 adjusted earnings per share and our goals related to cumulative free cash flow growth generation from 2023 to 2025 to the most directly comparable GAAP measures are set forth in the following appendices. We have not provided a reconciliation of our goals related to constant currency revenue growth because future changes in foreign exchange rates over the 2023-2025 period are not reasonably predictable. Similarly, we have not provided a reconciliation of our goals related to expansion of adjusted gross and operating margins during the three-year period through 2025 to the most comparable GAAP measures because, in each case, the calculation of the GAAP measure would involve the addition of items (such as restructuring, restructuring related and impairment items, as well as acquisition, integration and divestiture related items) the occurrence or amount of which over the 2023-2025 period are not reasonably predictable.

ANALYST & INVESTOR DAY 2022 117. Non-GAAP Adjustments The following is an explanation of certain of the adjustments that are applied with respect to one or more of the non-GAAP financial measures that appear in the presentation to which these appendices are attached: • Restructuring, restructuring related and impairment items. Restructuring programs involve discrete initiatives designed to, among other things, consolidate or relocate manufacturing, administrative and other facilities, outsource distribution operations, improve operating efficiencies and integrate acquired businesses. Depending on the specific restructuring program involved, our restructuring charges may include employee termination, contract termination, facility closure, employee relocation, equipment relocation, outplacement and other exit costs associated with the restructuring program. Restructuring related charges are directly related to our restructuring programs and consist of facility consolidation costs, including accelerated depreciation expense related to facility closures, costs to transfer manufacturing operations between locations, and retention bonuses offered to certain employees as an incentive for them to remain with our company after completion of the restructuring program. Impairment charges occur if, as a result of periodic impairment testing or due to events or changes in circumstances, we determine that the carrying value of an asset exceeds its fair value. Impairment charges do not directly affect our liquidity but could have a material adverse effect on our reported financial results. • Acquisition, integration and divestiture related items. Acquisition and integration expenses are incremental charges, other than restructuring or restructuring related expenses, that are directly related to specific business or asset acquisition transactions. These charges may include, among other things, professional, consulting and other fees; systems integration costs; legal entity restructuring expense; inventory step-up amortization (amortization, through cost of goods sold, of the increase in fair value of inventory resulting from a fair value calculation as of the acquisition date); fair value adjustments to contingent consideration liabilities; and bridge loan facility and backstop financing fees in connection with loan facilities that ultimately were not utilized. Divestiture related activities involve specific business or asset sales. Depending primarily on the terms of the divestiture transaction, the carrying value of the divested business or assets on our financial statements and other costs we incur as a direct result of the divestiture transaction, we may recognize a gain or loss in connection with the divestiture related activities. • Other items. These are discrete items that occur sporadically and can affect period-to-period comparisons. • Amortization of debt discount on convertible notes. When we sold $ 400 million principal amount of our 3.875 % convertible notes (the “convertible notes”) in 2010, we allocated the proceeds between the liability and equity components of the debt, in accordance with GAAP. As a result, the $ 83.7 million difference between the proceeds of the sale of the convertible notes and the liability component of the debt constituted a debt discount that was to be amortized to interest expense over the approximately seven-year term of the convertible notes, which significantly increased the amount we recorded as interest expense attributable to the convertible notes. The amount of the amortization of the debt discount was reduced as a result of our repurchases of convertible notes in 2016 and 2017 and redemptions of the convertible notes by holders of the notes, although we continued to amortize the remaining portion of the debt discount to interest expense until August 2017, when all remaining convertible notes were either converted or matured. • Intangible amortization expense. Certain intangible assets, including customer relationships, intellectual property, distribution rights, trade names and non-competition agreements, initially are recorded at historical cost and then amortized over their respective estimated useful lives. The amount of such amortization can vary from period to period as a result of, among other things, business or asset acquisitions or dispositions.

ANALYST & INVESTOR DAY 2022 118. Non-GAAP Adjustments • MDR Costs. The European Union (“EU”) has adopted the EU Medical Device Regulation (“MDR”), which replaces the existing Medical Devices Directive (“MDD”) and imposes more stringent requirements for the marketing and sale of medical devices in the EU, including requirements affecting clinical evaluations, quality systems and post-market surveillance. The MDR requirements became effective in May 2021, although certain devices that previously satisfied MDD requirements can continue to be marketed in the EU until May 2024, subject to certain limitations. Significantly, the MDR will require the re-registration of previously approved medical devices. As a result, Teleflex will incur expenditures in connection with the new registration of medical devices that previously had been registered under the MDD. Therefore, these expenditures are not considered to be ordinary course expenditures in connection with regulatory matters (in contrast, no adjustment has been made to exclude expenditures related to the registration of medical devices that were not registered previously under the MDD). • Loss on extinguishment of debt. In connection with debt refinancings, debt repayments, repurchases of convertible notes and redemptions of convertible notes, outstanding indebtedness is extinguished. These events, which have occurred from time to time on an irregular basis, have resulted in losses reflecting, among other things, unamortized debt issuance costs, as well as debt prepayment fees and premiums (including conversion premiums resulting from conversion of convertible securities). • Tax adjustments. These adjustments represent the impact of the expiration of applicable statutes of limitations for prior year returns, the resolution of audits, the filing of amended returns with respect to prior tax years and/or tax law changes affecting our deferred tax liability.

ANALYST & INVESTOR DAY 2022 119. Appendix A – Reconciliation of Constant Currency Revenue Growth, 2012-2019 Dollars in Millions

ANALYST & INVESTOR DAY 2022 120. Appendix B – Reconciliation of Adjusted Gross Profit and Margin Dollars in Thousands Twelve Months Ended Margin Expansion 12/31/11 12/31/21 2011-2021 Gross profit as-reported 708,778$ 1,549,602$ Gross margin as-reported 47.5% 55.2% 7.7% Restructuring, restructuring related and impairment items (A) - 28,670 Acquisition, integration and divestiture related items (B) - 2,854 Other items (C) 1,972 (2,176) Intangible amortization expense - 89,232 Adjusted gross profit 710,750$ 1,668,182$ Adjusted gross margin 47.6% 59.4% 11.8% Revenue as-reported 1,492,528$ 2,809,563$

ANALYST & INVESTOR DAY 2022 121. Appendix C – Reconciliation of Adjusted Operating Profit and Margin Dollars in Thousands Twelve Months Ended Margin Expansion 12/31/11 12/31/21 2011-2021 Income from continuing operations before interest, loss on extinguishment of debt and taxes 229,570$ 628,095$ Income from continuing operations before interest, loss on extinguishment of debt and taxes margin 15.4% 22.4% 7.0% Restructuring, restructuring related and impairment items (A) 3,681 52,935 Acquisition, integration and divestiture related items (B) 6,082 (75,673) Other items (C) 1,972 (8,579) Intangible amortization expense 42,634 165,604 MDR costs - 22,949 Adjusted income from continuing operations before interest, loss on extinguishment of debt and taxes 283,939$ 785,331$ Adjusted income from continuing operations before interest, loss on extinguishment of debt and taxes margin 19.0% 28.0% 9.0% Revenue as-reported 1,492,528$ 2,809,563$

ANALYST & INVESTOR DAY 2022 122. Appendix D – Reconciliation of Adjusted Earnings per Share Twelve Months Ended 12/31/11 12/31/21 GAAP diluted earnings per share available to common shareholders 2.90$ 10.23$ GAAP EPS compounded annual growth rate 2011-2021 CAGR 13.4% Restructuring, restructuring related and impairment items (A) 0.06 1.03 Acquisition, integration and divestiture related items (B) 0.01 (1.29) Other items (C) (0.05) 0.05 Intangible amortization expense 0.66 2.96 MDR costs - 0.48 Amortization of debt discount on convertible notes 0.15 - Loss on extinguishment of debt 0.24 - Tax adjustments (0.13) (0.12) Adjusted diluted earnings per share available to common shareholders 3.83$ 13.33$ Adjusted EPS compounded annual growth rate 2011-2021 CAGR 13.3%

ANALYST & INVESTOR DAY 2022 123. Appendix D – Tickmarks A. Restructuring, restructuring related and impairment items – For the year ended December 31, 2021, pre-tax restructuring charges were $15.0 million, pre-tax restructuring related charges were $31.2 million; and pre-tax impairment charges were $6.7 million. B. Acquisition, integration and divestiture related items - For the year ended December 31, 2021, these items primarily related to a net gain on our divestiture of certain respiratory assets, charges related to contingent consideration liabilities, charges incurred in connection with the Z-Medica, LLC acquisition, and a related legal entity restructuring. C. Other items – In 2011, these charges were due to SKU rationalization. For the year ended December 31, 2021 other items related to charges incurred in connection with a debt extinguishment; the reversal of contingent liabilities related to tariffs and another foreign tax matter; and a benefit from a prior year tax matter.

ANALYST & INVESTOR DAY 2022 124. Appendix E – Reconciliation of Free Cash Flow 2019-2021 Dollars in Millions

ANALYST & INVESTOR DAY 2022 125. Appendix F – Reconciliation of Forecasted Free Cash Flow 2023-2025 Dollars in Millions 2023 to 2025 Cumulative Forecasted net cash provided by operating activities from continuing operations 1,980$ Less: Forecasted capital expenditures 280$ Forecasted Free Cash Flow 1,700$

ANALYST & INVESTOR DAY 2022 126. Appendix G – Reconciliation of 2022 Constant Currency Revenue Growth Guidance

ANALYST & INVESTOR DAY 2022 127. Appendix H - 2022 Adj. Gross and Operating Margin Guidance Reconciliation Low High Forecasted GAAP Gross Margin 55.85% 56.35% Estimated restructuring, restructuring related and impairment items 0.90% 0.90% Estimated acquisition, integration, and divestiture related items —% —% Estimated intangible amortization expense 3.00% 3.00% Forecasted Adjusted Gross Margin 59.75% 60.25% Low High Forecasted GAAP Operating Margin 19.75% 20.25% Estimated restructuring, restructuring related and impairment items 1.10% 1.10% Estimated acquisition, integration, and divestiture related items —% —% Estimated MDR 1.30% 1.30% Estimated intangible amortization expense 5.60% 5.60% Forecasted Adjusted Operating Margin 27.75% 28.25%

ANALYST & INVESTOR DAY 2022 128. Appendix I – Reconciliation of 2022 Adjusted Earnings Per Share Guidance Low High Forecasted GAAP Diluted Earnings Per Share from continuing operations $8.85 $9.45 Estimated restructuring, restructuring related and impairment items, net of tax $0.76 $0.76 Estimated acquisition, integration, and divestiture related items, net of tax $0.01 $0.01 Estimated other items, net of tax $0.00 $0.00 Estimated MDR, net of tax $0.79 $0.79 Estimated intangible amortization expense, net of tax $3.29 $3.29 Forecasted Adjusted Diluted Earnings Per Share from continuing operations, net of tax $13.70 $14.30

ANALYST & INVESTOR DAY 2022 129. Thank You